Ironclad Managed Risk Fund
NASDAQ Symbol: IRONX
Summary Prospectus                                           October 14, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.IroncladFunds.com. You may also obtain this information at no cost by calling 1-888-979-4766(IRON) or by sending an e-mail request to Info@IroncladFunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 14, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks to achieve current income and gains.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (Rule 12b-1) Fee	None
Other expenses[1]	None
Total annual fund operating expenses[1]	1.25%

[1]
The Fund’s investment advisor receives a single management fee of 1.25% of the Fund’s average daily net assets and is obligated to pay all Fund expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation).

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$127	$397

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
Under normal circumstances, the Fund’s primary strategy consists of selling covered put options on Exchange Traded Funds (“ETFs”) and equity indexes.  The sale of covered put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets that are in excess of the income collected.  The Fund retains the income collected during market advances.  The Advisor seeks to manage the risk of the equity exposure in the portfolio by generating income that reduces the impact of market declines.

When the Fund sells a put option on an ETF and the ETF decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to purchase the ETF at an exercise price that is higher than the prevailing market price.  When the Fund sells a put option on an index and the index decreases in value, the purchaser of the put option has the right to exercise the option, obligating the Fund to make a cash payment that is equal to the difference between the option’s above-market exercise price and the prevailing index value.

In either scenario, the Fund collects option premium income when the put option is sold.  Potential declines in the value of the underlying asset are offset by the amount of income collected.  If the ETF or index increases in value, the purchaser of the put option is unlikely to exercise the option since the prevailing market price is higher than the below-market exercise price.  Accordingly, the Fund retains all premium income collected during market advances.

The Fund may have exposure to domestic and foreign equities through the sale of covered put options on ETFs and equity indexes.  The Fund’s advisor determines the Fund’s exposure to each put option by evaluating metrics associated with the valuation of options, including, but not limited to, volatility, time to expiration and the relationship of the exercise price to the prevailing market price of the ETF or index.  By segregating on a daily basis cash or other liquid assets in an amount equal to the Fund’s net obligations under each put option, the Fund ensures that it has sufficient assets to cover each put option sold.

All option positions held by the Fund are listed on recognized exchanges, cleared through centralized clearinghouses and covered with cash, cash equivalents (for example, Treasury Bills, money market fund shares, etc.), other listed options or investment-grade debt with a maturity of one year or less.  For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash, cash equivalents or debt instruments issued by entities that carry an investment-grade rating by a national ratings agency.  When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Equity Markets Risk.  The value of an equity market index tends to fluctuate based on price movements in the broader securities markets.

Foreign Securities Risk.  To the extent the Fund sells options on foreign (non-U.S.) ETFs or equity indexes, the Fund is subject to foreign securities risk.  The prices of foreign securities may be more volatile than those of U.S. securities because of unfavorable economic conditions, political developments and changes in the regulatory environment of foreign countries.  Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries.

Options Risk.  The value of the Fund’s positions in index and ETF options will fluctuate in response to changes in the values of the assets they track and may be subject to greater fluctuations in value than investments in the underlying assets.  The risk involved in selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to buy the underlying security from the purchaser at an exercise price that is higher than its prevailing market price.  The selling of options is a highly specialized activity that entails greater than ordinary investment risks.

Credit Risk.  The issuer of a fixed-income security held by the Fund may be unable or unwilling to make timely payments of interest or principal.  The prices of fixed income securities respond to economic developments, particularly interest rate changes and the creditworthiness of individual issuers.

Interest Rate Risk.  Generally, fixed-income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities.

Ratings Risk. A credit rating only reflects the view of the originating rating agency.  Changes to or the withdrawal of a rating may result in the security becoming less liquid or losing value.

Management Risk. The Fund and the Advisor are new, and there can be no guarantee that the Advisor’s strategies will produce the desired result.  The portfolio managers of the Fund, while having experience in the investment management industry, have not previously managed investments for a registered investment company.

Performance
Because the Fund is new, it does not have a full calendar year performance record.  Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor
Ironclad Investments LLC (the “Advisor”)

Portfolio Manager
Rudy Aguilera, Portfolio Manager, and Jon Gold, Portfolio Manager, have been the portfolio managers of the Fund since its inception on October 8, 2010.

Purchase and Sale of Fund Shares
Shares of the Ironclad Managed Risk Fund are available for investment only by clients of financial intermediaries approved by the Advisor, institutional investors and a limited number of other investors as approved by the Advisor.  To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through tax-deferred accounts may be taxed upon withdrawal of funds from those accounts.

Payments to Broker-Dealers & Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.